Exhibit 99.2

LETTER OF TRANSMITTAL
MILAGRO OIL & GAS, INC.
Offer For Any And All Outstanding
10.500% Senior Secured Second Lien Notes Due 2016 and the Guarantees thereof
In Exchange For
10.500% Senior Secured Second Lien Notes Due 2016 and the Guarantees thereof
Which Have Been Registered Under the Securities Act of 1933
Pursuant to the Prospectus Dated          , 2011

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2011 (THE “EXPIRATION DATE”), UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:
WELLS FARGO BANK, NATIONAL ASSOCIATION

Delivery by Registered or Certified Mail:	Facsimile Transmissions: (Eligible Institutions Only)	Overnight Delivery or Regular Mail:

Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	(612) 667-6282 To Confirm by Telephone or for Information Call:	Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479

(800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that they have received the Prospectus, dated          , 2011 (the “Prospectus”), of Milagro Oil & Gas, Inc., a Delaware corporation (“Milagro”), and this Letter of Transmittal, which together constitute Milagro’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $250,000,000 of 10.500% Senior Secured Second Lien Notes due 2016, and the guarantees thereof, which have been registered under the Securities Act of 1933, as amended (the “Exchange Notes”), for a like principal amount of the issued and outstanding 10.500% Senior Secured Second Lien Notes due 2016, and the guarantees thereof (“Old Notes”), of Milagro from the holders thereof.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

This Letter of Transmittal is to be completed by the holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by Wells Fargo Bank, National Association (the “Exchange Agent”), at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”) pursuant to the procedures set forth in the “The Exchange Offer-Procedures for Tendering” in the Prospectus.

Holders of Old Notes whose certificates (the “Certificates”) for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfers on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering — Guaranteed Delivery” in the Prospectus.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT
CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer:

DESCRIPTION OF OLD NOTES
If Blank, Please Print Name and	Old Notes
Address of Registered Holder(s)	(Attach Additional List if Necessary)
		Aggregate Principal	Principal Amount of
		Amount of Old	Old Notes Tendered
	Certificate Number(s)*	Notes	(If Less than All)**

Total:

* Need not be completed if Old Notes are being tendered by book-entry holders.
** Old Notes may be tendered in whole or in part in denominations of principal amount of $2,000 and any integral multiple of $1,000. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Milagro the above-described aggregate principal amount of Old Notes in exchange for a like aggregate principal amount of Exchange Notes which have been registered under the Securities Act of 1933, as amended (the “Securities Act” ), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is acknowledged, and in this Letter of Transmittal.

Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Milagro all right, title and interest in and to such Old Notes as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Milagro in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to Milagro together with all accompanying evidences of transfer and authenticity to, or upon the order of, Milagro, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of Milagro, and (iii) receive for the account of Milagro all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when the same is accepted for exchange, Milagro will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by Milagro or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions attached hereto will, upon Milagro’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and Milagro upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Milagro may not be required to accept for exchange any of the Old Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that: (i) the undersigned is acquiring the Exchange Notes in the Exchange Offer in the ordinary course of its business; (ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; (iii) the undersigned has full power and authority to transfer Old Notes in exchange for the Exchange Notes and that Milagro will acquire good and unencumbered title thereto free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims; (iv) the undersigned does not have and to the knowledge of the undersigned, no one receiving Exchange Notes from the undersigned has, any arrangement or understanding with any person to participate in the distribution of the Exchange Notes; (v) the undersigned is not a broker-dealer tendering Old Notes acquired directly from Milagro for its own account or if the undersigned is a broker-dealer, it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes; and (vi) the undersigned is not an “affiliate,” as defined in Rule 405 of the Securities Act, of Milagro. By tendering Old Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Old Notes that is a broker-dealer represents, and agrees, consistent with certain interpretative letters issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to third parties, that (A) such Old Notes held by the broker-dealer are held only as a nominee, or (B) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

Milagro has agreed that, subject to the provisions of the registration rights agreement executed in connection with issuance of the Old Notes, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending on the earlier of (i) 120 days after the Exchange Offer registration statement is declared effective or (ii) the date on which a broker-dealer is no longer required to deliver a Prospectus in connection with market-making or other trading activities. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from Milagro of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until Milagro has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or Milagro has given notice that the sale of Exchange Notes may be resumed, as the case may be.

Holders of Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Old Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Notes, and the undersigned waives the right to receive any such interest on such Old Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after May 11, 2011. The Exchange Notes will bear interest from the most recent Interest Payment Date to which interest has been paid on the Old Notes or, if no interest has been paid, from May 11, 2011.

The undersigned will, upon request, execute and deliver any additional documents deemed by Milagro to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the box entitled “Description of Old Notes” above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED — SEE INSTRUCTION 2)

To be completed ONLY if Exchange Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

☐  Old Notes not tendered to:

☐	Exchange Notes to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED — SEE INSTRUCTION 2)

To be completed ONLY if Exchange Notes or Old Notes not tendered are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

☐  Old Notes not tendered to:

☐  Exchange Notes to:

Name:
(Please Print)

Address:

(Include Zip Code)

IMPORTANT
HOLDERS: SIGN HERE
(PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

Signature(s) of holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting, in a fiduciary or representative capacity, please provide the following information and see Instruction below)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(SEE SUBSTITUTE FORM W-9 HEREIN)

GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTION 2 BELOW)

Authorized Signature:

Name:
(Please Type or Print)

Title:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Date:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer” in the Prospectus and an agent’s message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu thereof. Old Notes may be tendered in whole or in part in denominations of principal amount of $2,000 and any integral multiple of $1,000.

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Milagro, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an “eligible guarantor institution,” including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Milagro will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures.  No signature guarantee on this Letter of Transmittal is required if:

•	this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes (the “holder”)) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above,

or

•	such Old Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space.  If the space provided in the box captioned “Description of Old Notes” is inadequate, the Certificate number(s) and or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights.  Tenders of Old Notes will be accepted only in denominations of principal amount of $2,000 and any integral multiple of $1,000. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes that are to be tendered in the box entitled “Principal Amount of Old Notes Tendered.” In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate, if different from that of the person who tendered such Old Notes. If Certificates have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Milagro, in its sole discretion, whose determination shall be final and binding on all parties. Milagro, any affiliates or assigns of Milagro, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes that have been tendered but that are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Milagro, must submit proper evidence satisfactory to Milagro, in its sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s)

appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Milagro or the Trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions.  If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities.  Milagro will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. Milagro reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which may, in the view of counsel to Milagro be unlawful. Milagro also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer” or any conditions or irregularities in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Milagro’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Milagro, any affiliates or assigns of Milagro, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies.  Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. Backup Withholding; Substitute Form W-9.  Under U.S. federal income tax law, a holder (including, for purposes of this section, beneficial owners of the Old Notes) whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a rate equal to 28%.

The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the box captioned Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the box captioned Certificate of Awaiting Taxpayer Identification Number is completed, the holder will be subject to backup withholding on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding will apply to all payments made thereafter until a correct TIN is provided.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 and write “Exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed and appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS.

10. Waiver of Conditions.  Milagro reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. No Conditional Tenders.  No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Old Notes for exchange.

Neither Milagro, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

12. Lost, Destroyed or Stolen Certificates.  If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. Security Transfer Taxes.  Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
(SEE INSTRUCTION 9)

PAYER’S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number OR Employer Identification Number

Department of The Treasury Internal Revenue Service	PART 2 — TIN Applied for

Payer’s Request For Taxpayer Identification Number (“TIN”)	CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
	Signature:	Date: , 2011

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the attached Guidelines.)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, all reportable payments made to me thereafter will be subject to backup withholding until I provide a Taxpayer Identification Number.

Signature:    Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the name and number to give the Payor.

Give the name and SOCIAL
For this type of account:		SECURITY number of:
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)

Give the name and EMPLOYER
For this type of account:		IDENTIFICATION number of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)
8.	Corporation or entity electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax exempt organization account	The organization
10.	Partnership or entity treated as a partnership for tax purposes	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name. You may also enter your business or “doing business as” name. You may use either your social security number or, if you have one, your employer identification number.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 — (Continued)

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at a local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM, or at the IRS website at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality or any one or more of the foregoing.

•	A foreign government and political subdivisions, agencies or instrumentalities thereof.

•	An international organization or any agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee list.

•	A trust exempt from tax under Section 664 as described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 — (Continued)

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Exempt payees described above may file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N, and their regulations.

Privacy Act Notice. Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.